EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2005


                          First Consulting Group, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                        0-23651                 95-3539020
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

            111 W. Ocean Blvd. 4th Floor,
                    Long Beach, CA                                 90802
       (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On March 17, 2005, FCG announced the appointment of Thomas A. Watford as its interim Chief Financial Officer. He succeeds Walter J. McBride, who is resigning for personal reasons. Mr. Watford's appointment is effective immediately. Mr. McBride will remain with FCG through mid-May assisting in transition activities. The full text of the press release announcing Mr. Watford's appointment and Mr. McBride's resignation is furnished as Exhibit 99.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Attached as Exhibit 99.1 to this report is FCG's press release furnished under
Item 5.02 of this report.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               First Consulting Group, Inc.



Date:  March 17, 2005                 By:      /s/ Michael A. Zuercher
                                               ---------------------------------
                                               Michael A. Zuercher
                                               VP, General Counsel and Secretary